Exhibit (99.12)

GOLDEN SPRING LIMITED
AUDITED FINANCIAL STATEMENTS
FOR THE PERIOD FROM SEPTEMBER 4, 2013 (DATE OF INCEPTION) TO MARCH 31, 2014

INDEX TO FINANCIAL STATEMENTS
Page
Report of Independent Registered Public Accounting Firm	3

Balance Sheet as of March 31, 2014	4

Statement of Operations
for the period from September 4, 2013 (date of inception) to March 31, 2014	5

Statement of Stockholder’s Equity
for the period from September 4, 2013 (date of inception) to March 31, 2014	6

Statement of Cash Flows
for the period from September 4, 2013 (date of inception) to March 31, 2014	7

Notes to the Financial Statements	8-13

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF

GOLDEN SPRING LIMITED

We have audited the accompanying balance sheet of Golden Spring Limited (the “Company”) as of March 31, 2014, and the related statement of operations, changes in stockholders’ equity, and cash flows for the period from September 4, 2013 (date of inception) to March 31, 2014. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Golden Spring Limited as of March 31, 2014, and the related statement of operations, changes in stockholders’ equity, and cash flows for the period from September 4, 2013 (date of inception) to March 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in note 2 to the financial statements, the Company’s minimal revenues and its dependency from continued funding from its stockholder raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

UHY VOCATION HK CPA LIMITED

Certified Public Accountants

Hong Kong, the People’s Republic of China, September 10, 2014

GOLDEN SPRING LIMITED

BALANCE SHEET

March 31, 2014

ASSETS
Current assets
Cash	$ 3,581
Security deposits	30,812
Inventories	2,178
───────
Total current assets	36,571
───────

Property and equipment, net	83,732
───────
Total assets	$ 120,303
========

LIABILITIES AND EQUITY
Current liabilities
Accounts payable and accrued expenses	$ 37,733
───────
Total current liabilities	37,733

Payable to stockholder	187,831
───────
Total liabilities	225,564
───────

COMMITMENTS AND CONTINGENCIES
EQUITY
Common stock, 10,000 shares authorized with par value $0.1; 1 share issued and outstanding as of March 31, 2014	1
Accumulated deficit	(105,262)
───────
Total equity	(105,261)
───────
TOTAL LIABILITIES AND EQUITY	$ 120,303
========

See accompanying notes to financial statements

GOLDEN SPRING LIMITED

STATEMENTS OF OPERATIONS

Period from September 4, 2013 to March 31, 2014

Revenue
Food and beverage income	$ 75,771
Operating costs and expenses Food and supplies Payroll and employee benefits Rental expenses Selling, general and administrative expenses Other operating income	──────── 20,982 30,233 47,966 82,303 (451)
────────
181,033
────────
Net loss before income taxes	(105,262)
Income tax expenses	-
────────
Net loss	$ (105,262)
────────
Basic and fully diluted loss per common share	$ (105,262)
=========

Weighted average shares outstanding	1
=========

See accompanying notes to financial statements

GOLDEN SPRING LIMITED

STATEMENT OF STOCKHOLDER'S EQUITY

FOR THE PERIOD FROM SEPTEMBER 4, 2013 (DATE OF INCEPTION) TO MARCH 31, 2014

	Common stock, par value of $0. 1		Accumulated
	Number	Amount	deficit	Total equity

Issue of share	1	$ 1	-	$ 1
Net loss for the period	-	-	(105,262)	(105,262)
	─────────	────────	────────	─────────
Balance as of March 31, 2014	1	$ 1	$ (105,262)	$ (105,261)
	==========	=========	=========	=========

See accompanying notes to financial statements

GOLDEN SPRING LIMITED

STATEMENTS OF CASH FLOWS

Period from September 4, 2013 to March 31, 2014
Cash flows from operating activities
Net loss	$ (105,262)
Adjustments to reconcile net loss to net cash generated from operating activities:
Depreciation	20,933
Changes in operating assets and liabilities:
Inventories	(2,178)
Security deposit	(30,812)
Accounts payable and accrued expenses	37,733
Payable to stockholder	187,831
Net cash generated from operating activities	108,245
Cash flow from investing activities
Purchase of plant and machinery	(104,665)
Net cash used in investing activities	(104,665)
Cash flow from financial activities
Issue of share	1
Net cash generated from financial activities	1
Net change in cash	3,581

Cash
Beginning of year	-
End of year	3,581
============

See accompanying notes to financial statements

GOLDEN SPRING LIMITED

NOTES TO FINANCIAL STATEMENTS

NOTE 1 ORGANIZATION

Golden Spring Limited (the “Company”) was formed on September 4, 2013 in Hong Kong. The Company’s principal activity is provision of catering services.

NOTE 2 GOING CONCERN AND MANAGEMENT’S PLANS

The Company’s independent registered public accounting firm’s report of the financial statements for the period ended March 31, 2014 contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.

These financial statements have been prepared assuming that the Company will continue as a going concern and, accordingly, they do not include any adjustments that might result from the outcome of this uncertainty.  The Company’s minimal revenues, its dependency on continuing funding from its stockholders raise substantial doubt about its ability to continue as a going concern.  The Company's business plan includes raising funds from outside potential investors.  However, there is no assurance that it will be able to do so.

NOTE 3 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Basis of presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company’s presentation currency is the United States Dollar.

(b)

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management of the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s significant estimates include the reserves related to receivables, the recoverability and useful lives of long lived assets and realizable values for inventories.

(c)

Foreign currency translation

Assets and liabilities of foreign subsidiaries are translated at the rate of exchange in effect on the balance sheet date; income and expenses are translated at the average rate of exchange prevailing during the period; and the stockholders’ equity is translated at historical exchange rate. The related transaction adjustments are reflected in “Accumulated other comprehensive income / (loss)’’ in the equity section of the balance sheet.

March 31, 2014

Period end HK$:US$ exchange rate	$ 7.7567
Average twelve-months ended HK$:US$ exchange rate	$ 7.7586

(d)

Property and equipment

Property and equipment are stated at cost less accumulated depreciation and impairment losses. Improvements to leased assets or fixtures are amortized over their estimated useful lives or lease period, whichever is shorter. Expenditures for repairs and maintenance, which do not extend the useful life of the assets, are expensed as incurred.

Depreciation expense is recorded over the asset’s estimated useful lives or lease period, using the straight line method, at the following annual rates:

GOLDEN SPRING LIMITED

NOTES TO FINANCIAL STATEMENTS

Furniture and fixtures: 20%, per annum

Equipment: 20%, per annum

Leasehold improvements: shorter of 20% per annum or lease period

(e)

Inventories

Inventories consist of finished goods which include food and beverage materials and products for catering service.  Inventories are measured at the lower of cost or market value. The cost of inventories comprises all costs of purchases, costs of conversion and other costs incurred in bringing the inventories to their present location and condition and is assigned by using a first-in first-out basis. Market value is determined by reference to selling prices after the balance sheet date or to management’s estimates based on prevailing market conditions. The management also regularly evaluates the composition of its inventories to identify slow-moving and obsolete inventories to determine if a valuation allowance is required.

(f)

Security deposits

Security deposits mainly consist of five months rental and management fee security deposits, electricity and water meter deposits for company owned restaurant.

(g)

Cash

Cash consist of cash on hand and at banks.  The Company's cash deposits are held with financial institutions located in Hong Kong.  Management believes these financial institutions are of high credit quality.

(h)

Impairment of long-lived assets

Long-lived assets are comprised of property and equipment. Pursuant to the provisions of ASC360-10, “Property, plant and equipment”, long-lived assets to be held and used are reviewed for possible impairment whenever events indicate that the carrying amount of such assets may not be recoverable by comparing the undiscounted cash flows associated with the assets to their carrying amounts. If such a review indicates an impairment, the carrying amount would be reduced to fair value.

Based on the Company’s assessment, there were no events or changes in circumstances that would indicate any impairment of long-lived assets as of March 31, 2014.

(i)

Accounts payable and accrued expenses consist of the following:

March 31, 2014

Accounts payable	$ 9,751
Payroll and rental expenses	6,370
Other operating expenses	21,612
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$ 37,733
=========

(j)

Fair value measurements

ASC Topic 820, Fair Value Measurement and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC Topic 820 also establishes a fair value hierarchy which requires classification based on observable and unobservable inputs when measuring fair value. There are three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

GOLDEN SPRING LIMITED

NOTES TO FINANCIAL STATEMENTS

Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Determining which category an asset or liability falls within the hierarchy requires significant judgment. The Company evaluates its hierarchy disclosures each quarter.

The carrying values of cash, accounts and other receivables, accounts payable and accrued expenses, and borrowings from related party approximate fair values due to their short maturities.

There was no asset or liability measured at fair value on a non-recurring basis as of March 31, 2014.

(k)

Income Taxes

Income taxes are provided for using the liability method of accounting in accordance with ASC 740 “Income Taxes”. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be effective when the differences are expected to reverse.

Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income in the period that includes the enactment date.

The Company follows a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken in the tax return. This interpretation also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures.

(l)

Revenue recognition

Revenue represents the invoiced value of goods sold or services provided.  Revenue is recognized when all the following criteria are met:

(i)

Persuasive evidence of an arrangement exists.

(ii)

Services had been rendered.

(iii)

The seller’s price to the buyer is fixed or determinable, and

(iv)

Collectivity is reasonably assured.

Revenue from sales is recognized when food and beverage products are sold.

(m)

Employee benefits

The Company operates a Mandatory Provident Fund Scheme (the "MPF Scheme") under the Hong Kong Mandatory Provident Fund Schemes Ordinance for those employees employed under the jurisdiction of the Hong Kong Employment Ordinance. The MPF Scheme is a defined contribution scheme, the assets of which are held in separate trustee-administered funds. The Company's contributions to the scheme are expensed as incurred and are vested in accordance with the scheme' vesting scales.

GOLDEN SPRING LIMITED

NOTES TO FINANCIAL STATEMENTS

(n)

Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, including legal proceedings and environmental claims arising out of the normal course of businesses that relate to a wide range of matters, including among others, contracts breach liability. The Company records accruals for such contingencies based upon the assessment of the probability of occurrence and, where determinable, an estimate of the liability. Management may consider many factors in making these assessments including past history, scientific evidence and the specifics of each matter.

As of March 31, 2014, the Company's management has evaluated all such proceedings and claims. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, liquidity or results of operations.

(o)

Recent accounting pronouncements

Management does not believe that any recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the financial statements.

NOTE 4 PROPERTY AND EQUIPMENT

Property and equipment of the Company consist primarily of restaurant facilities and equipment owned and operated by the Company. Property and equipment as of March 31, 2014 are summarized as follows:

March 31, 2014

Furniture & fixtures	$ 41,785
Leasehold improvement	57,698
Equipment	5,182
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Total	104,665
Accumulated depreciation and amortization	(20,933)
────────
Balance as at year end	$ 83,732
=========

Depreciation and amortization expense for the period ended March 31, 2014 was $20,933.

NOTE 5 SECURITY DEPOSITS

Security deposits mainly consist of five months rental and management fee security deposits, electricity and water meter deposits for company owned restaurant, and was recorded by the time of payment. Security and deposits as of March 31, 2014 are summarized as follows:

March 31, 2014

Rental and management fee security deposit	$ 26,300
Electricity, water and gas deposit	4,125
Other deposit	387
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$ 30,812
=========

NOTE 6 INCOME TAX

The Company is subject to income tax on an entity basis for income arising in or derived from the tax jurisdictions in which it operates.

GOLDEN SPRING LIMITED

NOTES TO FINANCIAL STATEMENTS

The Company has not provided for income tax due to loss.  A reconciliation of the expected income tax expense (based on HK income tax rate) to the actual income tax expense is as follows:

Year ended March 31, 2014

Loss before tax	$ (105,262)
HK income tax rate	16.5%
Expected income tax credit calculated at HK income tax rate	(17,368)
Allowance on tax loss carry forwards	17,368
────────
Total	$ -
=========

The Company's income tax provision in respect of operations in Hong Kong is calculated at the applicable tax rates on the estimated assessable profits for the year based on existing legislation, interpretations and practices in respect thereof. The standard tax rate applicable to the Company was 16.5%.

Realization of the Company’s net deferred tax assets is dependent upon the Company’s ability to generate future taxable income in appropriate tax jurisdictions to obtain benefit from the reversal of temporary differences and net operating loss carryforwards. The valuation allowance incurred during the period ended March 31, 2014 was primarily related to the net operating loss for the period, which the Company does not expect to realize.

NOTE 7 OPERATING LEASE COMMITMENTS

The Company entered into rent agreement on September 15, 2013 to lease premise for operation located at Flat A, Ground Floor, Tak Cheong Building, No.44 Yiu Wa street, Nos. 28 & 29 Canal Road Street, HK.  The lease of premise was for a term of 3 years at a monthly rental rate of $8,767 for the first two years and $9,024 for the last one year.

As of March 31, 2014, the total future minimum lease payments under operating lease in respect of leased premise is payable as follows:

Year ending March 31,

2015	$ 105,200
2016	105,200
2017	55,694
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Total	$ 266,094
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NOTE 8 RELATED PARTY TRANSACTIONS

Balance with related party	March 31,2014

Payables to stockholder	$ 187,831
==========

The payables mainly represent payment by stockholder on behalf of the Company for primarily the company set up cost and operating expenses.  This advance is unsecured, non-interest bearing and without fixed repayment term.

GOLDEN SPRING LIMITED

NOTES TO FINANCIAL STATEMENTS

NOTE 9 CERTAIN RISK AND CONCENTRATION

Credit risk

As of March 31, 2014, substantially all of the Company’s cash included bank deposits in accounts maintained within Hong Kong, the Company has not experienced any losses in such accounts and believes it is not exposed to any significant risks on its cash in bank accounts.

There were no significant customers or vendors which accounts for 10% or more of the Company’s revenues or purchases during the period presented.

NOTE 10 SUBSEQUENT EVENTS

On June 30, 2014, the Company, its stockholder and Studio II Brands, INC (“Studio II”) entered into a Stock Purchase Agreement, in which Studio II purchased all of the issued and outstanding shares of Golden Spring. The purchase price for the acquisition of Golden Spring was a total of $230,000, which was paid through issuance to the seller of a total of 2,300,000 shares of common stock of Studio II valued at $0.10 per share. Such shares are restricted securities as defined in Rule 144 under the Securities Act of 1933.